                                                                   EXHIBIT 10.45


THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                 printCafe, Inc.

                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK


        THIS WARRANT CERTIFIES THAT, for good and valuable consideration, Orrick, Herrington & Sutcliffe LLP (the "HOLDER"), is entitled to purchase, subject to the terms of this Warrant, 100,000 fully paid and nonassessable shares of Common Stock (as adjusted pursuant to Article 4 hereof, the "SHARES") of printCafe, Inc., a Delaware corporation (the "Company"), at the price of FIVE DOLLARS AND EIGHTY CENTS ($5.80) per Share (such price and such other price as shall result from time to time from the adjustments specified in Article 4 hereof, the "WARRANT PRICE"), subject to the provisions and upon the terms and conditions set forth in this Warrant. As used herein, (a) the term "COMMON STOCK" shall mean the Company's class A common stock, par value $.0001 per share, and any capital stock into or for which such Common Stock may hereafter be converted or exchanged, and (b) the term "DATE OF GRANT" shall mean the Date of Grant listed on the signature page hereof.

ARTICLE 1. TERM. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through 5:00 p.m. New York City local time on the date which is the earlier of
(i) four years after the Date of Grant, (ii) three (3) years after the closing of a firmly underwritten initial public offering (the "IPO") of the Common Stock effected pursuant to a registration statement (or its successor) filed under the Securities Act of 1933, as amended (the "ACT"), (iii) the closing date of a merger or consolidation of the Company with or into any other entity, including a reverse triangular merger involving the Company (other than a merger or consolidation in which the holders of the voting power of the Company immediately prior to such consolidation or merger hold a majority of the surviving or resulting entity immediately following such consolidation or merger), or (iv) the closing date of the sale, lease, exchange, conveyance or other disposition of all or substantially all of the assets of the Company.

ARTICLE 2. EXERCISE.

        2.1 Method of Exercise; Payment. Subject to Article 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part and from time to time, at the election of the Holder, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as EXHIBIT A duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified check or by wire transfer to an account or accounts designated by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) exercise of the Conversion Right provided for in Article 3 hereof.

        2.2 Delivery of Certificate and New Warrant. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, the Company shall deliver to the Holder as soon as practicable and in any event within thirty (30) days after such exercise (a) a certificate of the Company executed by a duly authorized officer of the Company to the effect that the representations and warranties set forth in Section 5.1 hereof are true and correct as of the date thereof (a "COMPLIANCE CERTIFICATE"), (b) certificates for the Shares so purchased and (c) unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised.

        2.3 Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges (except for taxes, liens and charges applicable to the Holder) with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

        2.4 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

        2.5 No Assignment. The Holder of this Warrant shall not be entitled, without obtaining the prior written consent of the Company, to assign, by operation of law or otherwise, its interest in this Warrant in whole or in part to any person or persons.

        2.6 Other Agreements. Except in connection with Holder's contingent exercise of its Conversion Right (as defined in Section 3.1) in connection with the closing of the IPO as more fully described in Article 3, Holder hereby acknowledges and agrees that, in the event that Holder exercises this Warrant prior to the closing of the IPO, Holder will execute and become a party to that certain Right of First Refusal and Co-Sale Agreement substantially in the form attached hereto as Exhibit B hereto and that certain Voting Agreement substantially in the form attached hereto as Exhibit C hereto, as such agreements shall be amended to the date of exercise by Holder, with respect to the Shares received by Holder in connection with such exercise of this Warrant.

ARTICLE 3. CONVERSION RIGHT.

        3.1 Conversion Right. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "CONVERSION RIGHT") into shares of Common Stock at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of Shares (the "CONVERTED WARRANT SHARES"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock determined by dividing (a) the aggregate Fair Market Value (as determined pursuant to Section 3.3) of the Converted Warrant Shares on the Conversion Date (as defined in Section 3.2 below) minus the aggregate Warrant Price of such Converted Warrant Shares by (b) the Fair Market Value of one share of Common Stock.

        3.2 Method of Exercise. In the event that the Holder elects to exercise the Conversion Right, the Holder shall surrender this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of Shares which are being surrendered (referred to in Section 3.1 hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement or on such later date as is specified therein (the "CONVERSION DATE") and, at the election of the Holder, may be made contingent upon the closing of the IPO. Certificates for the Shares issuable upon exercise of the Conversion Right, a Compliance Certificate and, if applicable, a new warrant evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within thirty (30) days following the Conversion Date.

        3.3 Determination of Fair Market Value. For purposes of this Article 3, "FAIR MARKET VALUE" of a share of Common Stock as of a particular date (the "DETERMINATION DATE") shall mean:

               (a) If the Conversion Right is exercised in connection with and contingent upon the IPO, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

               (b) If the Conversion Right is not exercised in connection with the IPO, then as follows:

                      (i) If traded on a securities exchange, the Fair Market Value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five
(5) business days prior to the Determination Date;

                      (ii) If traded over-the-counter, the Fair Market Value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five (5) business days prior to the Determination Date; or

                      (iii) If there is no public market for the Common Stock, then Fair Market Value shall be determined in good faith by the Board of Directors of the Company.

        3.4 Fractional Shares. No fractional Shares shall be issuable upon exercise of this Warrant pursuant to Section 2.1 or exercise of the Conversion Right pursuant to this Article 3, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the Fair Market Value of the Shares on the date of exercise or conversion as determined pursuant to Section 3.3.

ARTICLE 4. ADJUSTMENTS TO THE SHARES.

        4.1 Stock Dividends. If the Company declares or pays a dividend on the Common Stock payable in share of Common Stock (except any distribution specifically provided for in Sections 4.2 or 4.3), then upon exercise of this Warrant, for each Share acquired, the Holder shall receive, without cost to the Holder, the total number and kind of securities to which the Holder would have been entitled had the Holder owned the Shares of record as of the date the dividend or subdivision occurred.

        4.2 Reclassification, Exchange, Substitution or Merger. In case of any reclassification, exchange or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall duly execute and deliver to the Holder a new warrant (in form and substance satisfactory reasonably acceptable to the Holder) providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share Common Stock. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 4. The provisions of this Section 4.2 shall similarly apply to successive reclassifications or changes.

        4.3 Adjustments for Subdivisions or Combinations. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

        4.4 Minimum Adjustment. No adjustment in the Exercise Price pursuant to this Article 4 shall be required unless the adjustment would require an increase or decrease of at least $.05 in such Exercise Price; provided, however, that any adjustments which by reason of this Section 4.4 are not required to be made, shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 4 shall be to the nearest cent or the nearest Share, as the case may be.

        4.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Price and the number of Shares acquirable hereunder, the Company, at its expense, shall promptly compute such adjustment and furnish the Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish the Holder a certificate setting forth the Warrant Price in effect on the date thereof and the number of Shares acquirable hereunder on such date and the series of adjustments leading to such Warrant Price and share number. ARTICLE 5. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

        5.1 Representations and Warranties. The Company hereby represents and warrants to the Holder that:

               (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

               (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;

               (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Certificate of Incorporation, as amended to the Date of the Grant;

               (d) The execution and delivery of this Warrant is not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or bylaws and do not and will not conflict with or contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound; and

               (e) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to issue the Shares upon exercise of this Warrant.

        5.2 Notice of Certain Events. If the Company proposes at any time to (a) declare any dividend or distribution upon the Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or
(c) effect any reclassification or recapitalization of the Common Stock, then, in connection with each such event, the Company shall give the Holder (1) prompt prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights or for determining rights to vote, if any, in respect of the matters referred to in (c) above;

and (2) in the case of the matters referred to in (c) above, prompt prior written notice of the date when the same will take place.

        5.3 Mergers. The Company shall provide the Holder with at least ten (10) business days' notice of the terms and conditions of any of the following potential transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, in which a majority of the voting power of the Company is disposed of.

        5.4 Rights as Stockholders; Information. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the Holder such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

ARTICLE 6. SECURITIES LAW COMPLIANCE.

        6.1 Compliance with the Act. This Warrant may not be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part. The Shares, nor any interest in them, may not be sold, assigned, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with the Act and state securities laws and the terms and conditions hereof. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the Holder shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless at the time of acquisition they are registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

               "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO

               REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

Any certificate for Shares issued at any time in exchange or substitution for any certificate for any Shares bearing such legend (except a new certificate for any Shares issued after the acquisition of such Shares pursuant to a registration statement which has been declared effective under the Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Shares represented thereby are no longer subject to the restrictions set forth herein. The provisions of this Article 6 shall be binding upon all subsequent Holders of certificates for Shares bearing the above legend and all subsequent Holders of this Warrant, if any.

        6.2 Investment Representations. In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

               (a) The Holder is aware of the Company's business affairs and financial condition and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act. The Holder is an "accredited investor" as defined in Rule 501 promulgated under the Act.

               (b) The Holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

               (c) The Holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws or unless exemptions from registration and qualification are otherwise available. The Holder understands that the Company is under no obligation to register and qualify this Warrant or the Shares underlying the Warrant.

               (d) The Holder is aware of the provisions of Rule 144 promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of the issuer), in a nonpublic offering subject to the satisfaction of certain conditions, if applicable, including, without limitation, the availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold, the sale being made through a broker in an unsolicited "broker transaction" or in transactions directly with a market maker and the amount of securities being sold during any three (3) month period not exceeding certain specified limitations.

               (e) The Holder further understands that at the time it wishes to sell this Warrant or the Shares there may be no public market upon which to make such a sale and that, even if such public market then exists, the Company may not be satisfying the current public information requirements under Rule 144 promulgated under the Act and that, in such event, the Holder may be precluded from selling this Warrant under Rule 144 even if the one year minimum holding period has been satisfied.

               (f) The Holder further understands that in the event that all the requirements of Rule 144 are not met, registration under the Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 under the Act is not exclusive, the staff of the Securities and Exchange Commission (the "COMMISSION") has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

        6.3 Disposition of Warrant or the Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of this Warrant or such Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, or, if reasonably requested by the Company, other evidence to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such Shares and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. If a determination has been made pursuant to this Section 6.3 that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or the Shares may be offered, sold or otherwise disposed of if (a) the Company shall have been furnished with a letter from the Commission, in response to a written request in form and substance acceptable to counsel for the Company setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer; or (b) the Shares are transferred pursuant to a registration statement which has been filed with the Commission and has become effective. The Company may issue stop transfer instructions to its transfer agent to enforce the foregoing restrictions.

        6.4 Termination of Restrictions and Removal of Legend. Except for the restriction set forth in Section 2.5, the restrictions on transfer imposed by this Article 6 shall cease and terminate as to the Shares when (i) such securities shall have been effectively registered under the Act and sold by the Holder in accordance with such registration, (ii) an acceptable opinion or other evidence as described in Section 6.3 or a "no action" letter described in
Section 6.3 states that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Act, or
(iii) such securities may be sold under and in accordance with Rule 144(k) promulgated by the Commission under the Act. When the restrictions on transfer contained in this Article 6 have terminated as provided above, the Holder or the transferee of the Holder shall be entitled to receive promptly from the Company, without expense to it, and upon surrender of existing certificates, new certificates not bearing the legend set forth in Section 6.1 hereof.

ARTICLE 7. MISCELLANEOUS.

        7.1 No Impairment. The Company shall not by amendment of its Certificate of Incorporation avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company.

        7.2 Agreement for Lock-up. The Holder, by acceptance hereof, agrees that such Holder will not, without the prior written consent of the lead underwriter in connection with the IPO, directly or indirectly offer to sell, contract to sell (including, without limitation, any short sale), pledge, grant any option for the sale of, acquire any option to dispose of, or otherwise dispose of any Shares or securities into which such Share are converted for a period of 180 days following the closing of the IPO.

        7.3 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished by the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

        7.4 No Inconsistent Agreements. The Company has not previously entered into, and will not on or after the date of this Warrant enter into, any agreement with respect to its securities which is inconsistent with the terms of this Warrant, including any agreement which impairs or limits the rights granted to the Holder in this Warrant, or which otherwise conflicts with the provisions hereof or would preclude the Company from discharging its obligations hereunder.

        7.5 Modification and Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

        7.6 Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

        7.7 Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

        7.8 Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the Holder contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the Holder contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

        7.9 Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the Holder (in the case of a breach by the Company), or the Company (in the case of a breach by a Holder), may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

        7.10 Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

        7.11 Entire Agreement. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

        7.12 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.



                            [SIGNATURE PAGE FOLLOWS]

Date of Grant: March 6, 2000


                                        printCafe, Inc.


                                        By: ___________________________________

                                        Name:

                                        Title:


REVIEWED, ACKNOWLEDGED AND AGREED TO THIS ___ DAY OF MARCH, 2000


Orrick, Herrington & Sutcliffe LLP


By: ____________________________

Name:

Title:

                                    EXHIBIT A

                               NOTICE OF EXERCISE


To: printCafe, Inc. (the "Company")


        1. The undersigned hereby:

               [ ] elects to purchase __________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

               [ ]    elects to exercise its Conversion Right pursuant to
                      Article 3 of the attached Warrant with respect to __________ shares of Common Stock.

        2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                        ________________________________
                                     (Name)

                        ________________________________

                        ________________________________

                        ________________________________
                                    (Address)

        3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.


                                        _______________________________________
                                        (Signature)

                                        Date:

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE


To: printCafe, Inc., (the "Company")


        1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S______, filed ______________, 20___, the undersigned hereby:

               [ ] elects to purchase ____________ shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

               |[ ]    elects to exercise its Conversion Right pursuant to
                      Article 3 of the attached Warrant with respect ____________ shares of Common Stock.

        2. Please deliver to the custodian for the selling stockholders a stock certificate representing such _____________ shares.

        3. The undersigned has instructed the custodian for the selling stockholders to deliver to the Company $_________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


                                        _______________________________________
                                        (Signature)


                                        Date: